UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2003

ASYST TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-22430	94-2942251
(Commission File No.)	(IRS Employer Identification No.)

48761 Kato Road
Fremont, California 94538
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 661-5000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On September 16, 2003, we issued a press release announcing that Geoffrey Ribar, Senior Vice President and Chief Financial Officer, will be leaving the company. A copy of that press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The following exhibit is furnished with this document:

Exhibit Number	Description

99.1	Press release entitled “Geoff Ribar, Chief Financial Officer of Asyst Technologies, Leaving to Pursue Other Interests” dated September 16, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2003	ASYST TECHNOLOGIES, INC.

	By:	/s/ Steve Debenham

Steve Debenham
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled “Geoff Ribar, Chief Financial Officer of Asyst Technologies, Leaving to Pursue Other Interests” dated September 16, 2003.